Exhibit 10(p)

PROMISSORY NOTE

NOTE NO. 1

$10,000,000

Cincinnati, Ohio

Dated as of November 30, 2001

The undersigned (the "Borrower”), for value received, promises to pay to the order of THE PROVIDENT BANK (the “Lender”), at any of its offices, the sum of TEN MILLION DOLLARS ($10,000,000) (the "Total Facility"), or so much thereof as is loaned by Lender pursuant to the provisions hereof, together with interest until maturity at the rate equal to the Prime Rate (the “Prime Rate”) computed on the basis of a year of 360 days for the actual number of days elapsed, and after default hereunder or maturity, whether at stated maturity or by acceleration, at a rate four percent (4%) greater than the otherwise applicable rate (the "Default Rate”). Accrued interest will be due and payable monthly, commencing on December 31, 2001 and on the last day of each month thereafter until June 30, 2002 (the "Maturity Date”) on which date the entire outstanding principal balance hereunder and all accrued and unpaid interest will be due and payable.

Borrower hereby states that the purpose of the Loan evidenced by this Note is general corporate purposes.

This Note is a revolving credit subject to the terms of this paragraph. Subject to the conditions hereof and of the Loan Documents, Borrower may borrow and reborrow from Lender and Lender may, in its sole discretion, lend and relend to Borrower such amounts not to exceed the limits set forth in the Loan Agreement (as defined below) as Borrower may at any time and from time to time request from Lender (the "Advances"). Subject to the terms and conditions of the Loan Documents, Lender will make Advances as set forth in: (i) Section 2.2 of the Loan Agreement; (ii) the Automated Line of Credit Agreement; and (iii) the Controlled Disbursement Agreement between Borrower and Lender dated as of June 30, 2001.

This Note is issued in connection with the Loan Agreement between Borrower and Lender dated as of June 29, 1998 (the “Loan Agreement”). The Loan Agreement, this Note, the Security Documents, and all other documents executed in connection therewith are collectively referred to herein as the “Loan Documents”. As collateral security for the payment of the amounts from time to time owing hereunder and under the Loan Documents, Borrower hereby grants to Lender a security interest in (i) all property in which Lender now or hereafter holds a security interest pursuant to the Loan Documents and (ii) all accounts, securities and properties now or hereafter in the possession of Lender and in which Borrower has any interest. All references to the Loan Documents will include all modifications and amendments thereto, and extensions, replacements, or renewals thereof, as made from time to time. The terms, covenants, conditions, stipulations and agreements contained in the Loan Documents are incorporated herein by reference. Capitalized terms used in this Note and not otherwise defined herein will have the meanings given such terms in the Loan Agreement.

Immediately and automatically upon the filing by or against Borrower or any Guarantor of a petition in bankruptcy, for a reorganization, arrangement or debt adjustment, or for a receiver, trustee, or similar creditors’ representative for its, his or her property or any part thereof, or of any other proceeding under any federal or state insolvency or similar law (and if such petition or proceeding is an involuntary petition or proceeding filed against Borrower or such Guarantor without his, her or its acquiescence therein or thereto at any time, the same is not promptly contested and, within 60 days of the filing of such involuntary petition or proceeding, dismissed or discharged), or the making of any general assignment by Borrower or any Guarantor for the benefit of creditors, or Borrower or any Guarantor dissolves or is the subject of any dissolution, winding up or liquidation or, at the option of Lender, immediately upon the occurrence of any other Event of Default, in any case without demand or notice of any kind (which are hereby expressly waived): (i) the outstanding principal balance hereunder, together with all accrued and unpaid interest thereon, and, at Lender’s option, any additional amounts secured by the Loan Documents, may be accelerated and become immediately due and payable, (ii) Borrower will pay to Lender all reasonable costs and expenses (including but not limited to Attorneys’ Fees) incurred by Lender in connection with Lender’s efforts to collect the indebtedness evidenced hereby, and (iii) Lender may exercise from time to time any of the rights and remedies available to Lender under the Loan Documents or applicable law. Upon and after the occurrence of any Event of Default or the maturity of this Note (by acceleration or otherwise), the principal balance under this Note, together with any arrearage of interest, will bear interest at the Default Rate until paid in full, whether before or after judgment. Borrower also waives all defenses based on suretyship or impairment of collateral. Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with Lender hereof by Borrower, without notice to or further consent from Borrower and Borrower agrees to be and remain liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied.

Borrower and Lender intend that this indebtedness shall be secured by the property covered by the Loan Documents as that term is defined in the Loan Agreement including, without limitation, any and all mortgages heretofore or hereafter granted by Borrower in favor of Lender. Payments received will be applied in the following order: (i) to repayment of any amounts owed to Lender for charges, fees and expenses (including Attorneys’ Fees), (ii) to accrued interest, and (iii) to principal.

There will be a minimum finance charge of $50.00 for each billing period. If any payment of principal or interest is not paid when due or if Borrower shall otherwise default in the performance of its obligations hereunder or under any of the Loan Documents, Lender at its option, may charge and collect, or add to the unpaid balance hereof, a late charge up to the greater of $250 or one-tenth of one percent (0.1%) of the unpaid balance of this Note at the time of such delinquency for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid balance to the Default Rate. Lender may charge interest at the rate provided herein on all interest and other amounts owing hereunder which are not paid when due.

Borrower and any Guarantor hereof (collectively “Obligors”) each (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or the Loan Documents; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Lender of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Lender or any indulgence shown by Lender, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of Lender shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Lender of, or otherwise affect, any of Lender’s rights under this Note, under any indorsement or guaranty of this Note or under the Loan Documents. Borrower further agrees to reimburse Lender for all advances, charges, costs and expenses, including Attorneys’ Fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

Time is of the essence in the performance of this Note. No single or partial exercise of any right or remedy by Lender will preclude any other or further exercise thereof or the exercise of any other right or remedy. All remedies hereunder, under any of the other Loan Documents, or now or hereafter existing at law or in equity are cumulative and none of them will be exclusive of the others or of any other right or remedy. All such rights and remedies may be exercised separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as Lender may deem appropriate.

If at any time all or any part of any payment or transfer of any kind received by Lender with respect to all or any part of this Note is repaid, set aside or invalidated by reason of any judgment, decree or order of any court or administrative body, or by reason of any agreement, settlement or compromise of any claim made at any time with respect to the repayment, recovery, setting aside or invalidation of all or any part of such payment or transfer, Borrower’s obligations under this Note will continue (and/or be reinstated) and Borrower will be and remain liable, and will indemnify, defend and hold harmless Lender for, the amount or amounts so repaid, recovered, set aside or invalidated and all other claims, demands, liabilities, judgments, losses, damages, costs and expenses incurred in connection therewith. The provisions of this paragraph will be and remain effective notwithstanding any contrary action which may have been taken by Borrower in reliance upon such payment or transfer, and any such contrary action so taken will be without prejudice to Lender’s rights hereunder and will be deemed to have been conditioned upon such payment or transfer having become final and irrevocable. The provisions of this paragraph will survive any termination, cancellation or discharge of this Note.

This Note will bind Borrower and the successors and assigns of Borrower, and the benefits hereof will inure to the benefit of Lender and its successors and assigns. All references herein to the "Borrower" and "Lender" will include the respective successors and assigns thereof; provided, however, that Borrower may not assign this Note in whole or in part without the prior written consent of Lender and Lender at any time may assign this Note in whole or in part to any affiliate or purchaser of a majority of stock or substantially all of the assets of Lender (but no assignment by Lender of less than all of this Note will operate to relieve Borrower from any duty to Lender with respect to the unassigned portion of this Note).

Borrower authorizes any attorney at law, including an attorney engaged by Lender, to appear in any court of record in the State of Ohio or any other State or Territory of the United States, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against Borrower in favor of Lender, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, Lender hereof nevertheless may hereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against Borrower. Borrower hereby expressly waives any conflict of interest that Lender’s attorney may have in confessing such judgment against Borrower and expressly consents to the confessing attorney receiving a legal fee from Lender for confessing such judgment against it.

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE

LAWS OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO EXTEND CREDIT TO

BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, BORROWER HEREBY

EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING LENDER AND BORROWER. BORROWER HEREBY DESIGNATES ALL COURTS OF RECORD SITTING IN CINCINNATI, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

“WARNING BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

BORROWER:

LCA-VISION INC.

By:  /s/Alan H. Buckey

Print Name: Alan H. Buckey

Title:  Executive Vice President

Address:

7840 Montgomery Road

Cincinnati, Ohio  45236